Exhibit 99.1

Helmerich & Payne, Inc. Meetings with Investors June 24-25, 2015

Statements within this presentation are “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, and are based on current expectations and assumptions that are subject to risks and uncertainties. All statements other than statements of historical facts included in this presentation, including, without limitation, our third quarter operational outlook, statements regarding the Company’s future financial position, business strategy, budgets, projected costs and plans and objectives of management for future operations, are forward looking statements. For information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” and “Management’s Discussion & Analysis of Financial Condition and Results of Operations” sections of the Company’s SEC filings, including but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q. As a result of these factors, Helmerich & Payne, Inc.’s actual results may differ materially from those indicated or implied by such forward-looking statements. We undertake no duty to update or revise our forward-looking statements based on changes in internal estimates, expectations or otherwise, except as required by law. Forward-looking Statements

U.S. Land Segment Revenue days still expected to decrease by roughly 32% Average rig revenue per day now expected to decrease to roughly $26,500 (1) (excluding the impact from early termination revenues) Average rig expense per day now expected to increase to roughly $14,300 (2) Offshore Segment Revenue days still expected to decline by ~10% Average rig margin per day now expected at roughly $14,000 (3) International Land Revenue days expected to be relatively flat Average rig margin per day now expected to be relatively flat (4) (excluding the impact from early termination revenues) The estimate decreased primarily as a result of mutually beneficial renegotiations of some long-term contracts which resulted in reduced dayrates in the short term in exchange for additional term durations at fully priced levels (with no impact to the backlog for the corresponding rigs). The estimate increased primarily as a result of the very high volume of stacked rigs and related efforts to be cost-effective through the cycle and well positioned for a potential industry recovery. At this point, we expect average rig expense per day during the following quarters to at least slightly decline from this new estimate as we manage the corresponding transition. The estimate improved primarily as a result of performance and contract negotiations. The estimate improved primarily as a result of performance and the postponed mobilization of certain idle rigs. Updating H&P’s Third Quarter Operations Outlook (Third Quarter Compared to Second Quarter of Fiscal 2015)

U.S. Land Drilling Market Conditions Although the market remains soft, there are some indications that the trough may be nearing. We are receiving more inquiries for FlexRigs and bid activity has improved. We continue to contract some FlexRigs in the spot market with customers who are high-grading as well as adding rigs in their drilling programs. Conversations with some customers suggest that they may be reactivating rigs in the near term. With the largest and most modern fleet of AC drive rigs in the industry (including over 175 pad capable FlexRigs), we believe H&P is the best positioned drilling contractor.

Declining Drilling Activity in the U.S.

H&P’s U.S. Land Activity and Pricing Comments H&P’s U.S. Land segment had approximately 153 contracted rigs generating revenue as of June 19, 2015, down from 161 on May 15, 2015. H&P’s U.S. Land segment had 180 idle AC drive FlexRigs as of June 19, 2015, providing H&P with unprecedented leverage to significantly increase activity levels during a future industry recovery and ongoing replacement cycle. Average FlexRig spot pricing continues to decline; it was down by approximately 28% as of June 19, 2015, as compared to spot pricing at the peak last November. Since our most recent update in mid-May, H&P’s U.S. Land segment has received early termination notices for two additional rigs working under long-term contracts.

A premier land drilling contractor founded in 1920 Very strong balance sheet U.S. land drilling market share leader Most modern and capable land drilling fleet Leader in ongoing industry land rig replacement cycle Focused on superior innovation, safety and returns on capital Strong term-contracted backlog with high quality customer base About Helmerich & Payne (H&P)

H&P Highlights Superior ROIC and ROE Market Leader Strong Multi-Year Backlog Focus on Organic Growth Best-in-Class Safety Very Strong Balance Sheet High Quality Customer Base Most Advanced Fleet

H&P’s Conservative Financial Practices Conservatively managed balance sheet throughout its history Over the last 20 years, H&P’s average total-debt-to-total-capitalization ratio has been under 10%, peaking twice at ~20% during that timeframe Even after the recent debt issuance of $500 million, H&P’s capitalization ratio increased to only slightly over 10% H&P’s net-debt-to-total-capitalization ratio remains at under 0% Strong liquidity H&P has historically kept ample balances of cash and cash equivalents In addition, H&P has maintained a five year, $300 million revolving credit facility since May 2012 No speculative new builds since 2004 Beginning in 2005, all new builds have been deployed with a customer contract (average duration of ~3 years) Very Strong Balance Sheet

H&P vs. Peers Credit Statistics (As of March 31, 2015) Very Strong Balance Sheet 1. Total Capitalization is defined as Total Debt plus Shareholders' Equity. Total-Debt-to-Total-Capitalization Ratio1 Source: Company Filings

H&P’s Global Rig Fleet * Estimates include existing rigs and new build commitments as of June 19, 2015 and exclude nine conventional rigs decommissioned at the end of fiscal 2014 and 17 SCR powered FlexRigs decommissioned at the end of 2Q fiscal 2015. Focus on Organic Growth

Organic U.S. Land Fleet Growth * Estimates include existing rigs and announced new build commitments. 354 49 Focus on Organic Growth

# H&P's U.S. Land Market Share

**As of October 2008 (Peak)**
**(~1,900 Active Rigs in U.S. Land)**


HP
9%
PTEN
13%
NBR
14%
PDS
7%
UNT
5%
Other Land
Drillers
52%

**As of June 2015**
**(~815 Active Rigs in U.S. Land)**


HP
16%
PTEN
13%
NBR
11%
PDS
6%
UNT
3%
Other Land
Drillers
51%

Note: The above estimates corresponding to market share are derived from Rig Data. PDS' market share includes both PDS and Grey Wolf rigs. Additionally, the drawworks capacity of each land rig included in the above analysis was equal to or greater than 600 horsepower.

Market Leader

U.S. Land Active Rig Count BHI Industry Rig Count Through First Quarter of Calendar 2015 Market Leader

* NBR’s operating income corresponds to its U.S. Lower 48, U.S. Offshore, and Alaska business units. Ten Year Profit Comparison ** PTEN’s operating income includes drilling operations in Canada. Market Leader

H&P’s Lead in U.S. Land AC Drive Rigs * The above estimates corresponding to U.S. lower 48 AC Drive fleets are derived from Rig Data and corporate filings. **Estimated number of all other available AC Drive rigs not including those owned by HP, NBR, PTEN, and PDS. Most Advanced Fleet

Innovation & Applied Technology – FlexRig® AC Driven Systems & Integrated Top Drive Mechanized Tubular Handling Computerized Controls BOP Handling Driller’s Cabin Satellite Communications Rig Move Capabilities 31

Technology & Quality Service Make a Difference (1) Does not include the impact of early contract termination revenue. (2) Represents weighted-average rig margin per day for PTEN, NBR, PDS, and UNT. (3) Utilization is herein calculated to be average active rigs divided by estimated available marketable rigs. (4) Represents estimated average combined utilization for PTEN, NBR, PDS, and UNT in the Lower 48 land market. H&P’s Margin Premium H&P’s Utilization Premium (1) (2) (3) (4) Most Advanced Fleet

Performance is Not Only About Better Rigs Our competitive advantage is also about: People Safety Experience Training Culture Support Structure Processes Organizational Network Maintenance Supply Chain

Delivering Safety – H&P vs. Industry (IADC) U.S. Land Safety Performance (2005 – 2014) OSHA Recordable Injury Incidence Rates H&P IADC w/o H&P Injuries per 200,000 Man Hours Best-in-Class Safety

Safety Excellence Also Generates Savings Reduced Workers Comp and General Liability Losses per Man Hour EMR = Experience Modifier Ratio (Industry Average = 1.00) Best-in-Class Safety

Return on Invested Capital (ROIC) * Excludes gains from the sale of investment securities and abandonment (non-cash) charges in 4QFY14 and 2QFY15. ** The corresponding ROIC values for the selected companies exclude certain extraordinary, non-recurring charges. Superior ROIC and ROE

H&P Global Fleet Under Term Contract Strong Backlog The above term contract coverage excludes long-term contracts for which the Company received early contract termination notifications as of 6/19/15. During the first and second fiscal quarters the Company generated approximately $23 and $72 million in revenues corresponding to long-term contract early terminations, respectively. Given notifications as of 6/19/15, the Company expects to generate over $85 million during the third fiscal quarter and over $40 million after that from additional early terminations corresponding to long-term contracts. All of the above rig contracts include provisions for early termination fees. Some of the new build deliveries may be delayed in exchange for compensation from customers, but the corresponding total backlog would remain the same or potentially increase. Mutually beneficial renegotiations of some long-term contracts for active rigs are expected to extend the timing of those contracts beyond what is reflected above. ** Fiscal 2015 contract coverage includes a total of 194.3 and 175.2 rigs that operated under term contracts during Q1 and Q2 of FY15, respectively. * **

H&P vs. Industry U.S. Land Customer Base Note: The above estimates corresponding to the active rig fleet in the U.S. are derived from multiple sources including Rig Data and corporate filings. High Quality Customer Base

H&P Customer Credit Ratings * As of March 31, 2015. Consists of 179 contracted U.S. Land rigs, 8 contracted Offshore rigs, and 22 contracted International Land rigs. Includes approximately 54 customers with active/contracted H&P rigs. ** The figures above represent H&P’s customer commitments for term contract work at the beginning of the third fiscal quarter (April 1, 2015). The value of the H&P backlog is expected to continue to decline during the third fiscal quarter as the Company earns the corresponding income during the quarter through operations or through early contract termination fees. High Quality Customer Base Number of Contracted Rig-Years** ($3.9 Billion H&P Backlog) Number of Active H&P Rigs* (Working for Corresponding Customers)

Underlying U.S. Land Market Trends Unconventional plays continue to shape the landscape. AC drive rigs are best suited for more complex horizontal drilling. Multiple wells being drilled from a single pad. Customers continue to focus on drilling efficiency, technology and safety. The replacement cycle is expected to continue.

Increasing Focus on More Difficult Drilling

Note: The above estimates corresponding to horizontal and directional rig activity by power type are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than 600 horsepower. Certain assumptions were made in relation to the power systems on certain unidentified rigs. U.S. Land Horizontal and Directional Activity

# The Replacement Cycle Continues

**As of June 2015**
**(~815 Active Rigs in U.S. Land By Power Type)**


Mechanical Rigs 22%
SCR Rigs 24%
AC Drive Rigs 54%

**As of October 2008 (Peak)**
**(~1,925 Active Rigs in U.S. Land By Power Type)**


AC Drive Rigs 15%
Mechanical Rigs 51%
SCR Rigs 34%

**As of October 2014 (Peak)**
**(~1,930 Active Rigs in U.S. Land By Power Type)**


Mechanical Rigs 31%
AC Drive Rigs 41%
SCR Rigs 28%

Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than or equal to 600 horsepower. Certain assumptions were made in relation to the power systems on certain unidentified rigs.

# U.S. Activity by Well and Rig Type

## ~815 Active U.S. Land Rigs (June 2015)


Vertical Wells Being Drilled 13%
Vertical All Rigs
Horiz & Dir AC Drive Rigs
Horizontal or Directional Wells Being Drilled with AC Drive Rigs, 53%
Horiz & Dir SCR & Mech Rigs
Horizontal or Directional Wells Being Drilled with SCR or Mechanical Rigs 34%

Note: The above estimates corresponding to rig activity and rig type are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was equal to or greater than 600 horsepower. Certain assumptions were made in relation to the power systems on certain unidentified rigs.

# U.S. Activity by Well and Rig Type

## ~815 Active U.S. Land Rigs (June 2015)



All Contractors
13%
H&P
16%
Vertical
All Rigs
Other Contractors
22%
Five Other Largest
Contractors
23%
Horiz & Dir
AC Drive Rigs
Horiz & Dir
SCR & Mech Rigs
Five Other Largest
Contractors
12%
Other Contractors
14%

Note: The above estimates corresponding to rig activity and rig type are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was equal to or greater than 600 horsepower. Certain assumptions were made in relation to the power systems on certain unidentified rigs. The reference to "Five Other Largest Contractors" includes NBR, PTEN, PDS, SSE and UNT.

Leading Replacement Cycle

New Build FlexRigs 40 new FlexRigs are scheduled to be completed during fiscal 2015 and six during early fiscal 2016 All 46 of the above new FlexRigs are supported with multi-year term contracts that are expected to generate attractive economic returns for the Company Currently building at a cadence of two FlexRigs per month through September 2015 and reducing the cadence to one FlexRig per month in October 2015 through March 2016 Some of the new build deliveries may be delayed in exchange for compensation from customers

H&P’s Long Term Strategy Innovation Technology Safety and operational excellence Customer satisfaction Financial strength

Additional References

H&P Activity as of June 19, 2015 Rigs Working/ Contracted 153 152 1 7 19 179 Rigs Available 340 332 8 9 40 389 14 403 % Contracted 45% 46% 13% 78% 48% 46% U.S. Land AC Drive FlexRigs SCR Fleet Offshore International Land Total FlexRig Construction Total Fleet ~54% is pad-capable. ~65% is pad-capable. Reflects announced new build commitments under term contracts. (3) (1) (2)

H&P’s U.S. Land Fleet Activity (1) (1) Includes completed new builds pending delivery and not generating revenue days.

Leading U.S. Unconventional Driller * Includes 14 announced new FlexRigs with customer commitments scheduled for delivery in calendar 2015 and first half calendar 2016. (167 H&P Contracted Land Rigs as of 6/19/15*)

Active Idle Total Long-term Contracts Argentina 12 7 19 10 Bahrain 1 2 3 1 Colombia 2 6 8 1 Ecuador 2 4 6 Tunisia 2 2 U.A.E. 2 2 Total 19 21 40 12 H&P’s International Land Operations Rigs on term contract that have greater than or equal to 180 days remaining. 11 of 27 FlexRigs, included in the international fleet of 40 rigs, are under long-term contracts. (2) Rig Fleet Status (as of June 19, 2015) (1)

# H&P Global Fleet Under Term Contract

## Number of Rigs Already Under Long-Term Contracts*

(Estimated Quarterly Average, Including Announced New Builds - as of 6/19/15)

| Segment | Q3 FY15 | Q4 FY15 | Q1 FY16 | Q2 FY16 | Q3 FY16 | Q4 FY16 | Q1 FY17 |
|---|---|---|---|---|---|---|---|
| U.S. Land | 129.0 | 118.2 | 113.0 | 109.9 | 105.5 | 100.5 | 93.8 |
| International Land | 16.1 | 15.4 | 12.2 | 12.0 | 12.0 | 12.0 | 12.0 |
| Offshore | 2.0 | 2.0 | 2.0 | 2.0 | 2.0 | 2.0 | 2.0 |
| **Total** | **147.1** | **135.6** | **127.2** | **123.9** | **119.5** | **114.5** | **107.8** |

* The above term contract coverage excludes long-term contracts for which the Company received early contract termination notifications as of 6/19/15. During the first and second fiscal quarters the Company generated approximately $23 and $72 million in revenues corresponding to long-term contract early terminations, respectively. Given notifications as of 6/19/15, the Company expects to generate over $85 million during the third fiscal quarter and over $40 million after that from additional early terminations corresponding to long-term contracts. All of the above rig contracts include provisions for early termination fees. Some of the new build deliveries may be delayed in exchange for compensation from customers, but the corresponding total backlog would remain the same or potentially increase. Mutually beneficial renegotiations of some long-term contracts for active rigs are expected to extend the timing of those contracts beyond what is reflected above.

Strong Backlog

The FlexRig Difference: Key Advantages Increased drilling productivity and reliability Variable frequency AC technology providing precise control and increased capability Computerized electronic driller more precisely controls down-hole parameters FlexRig designs are suited for both efficient well to well moves and multi-well pad applications Accelerated well programs and NPV gains A safer and more environmentally friendly workplace Fleet size and uniformity Total well cost savings even at premium dayrates H&P’s FlexRig Advantage Most Advanced Fleet

Theoretical 20% Efficiency 40% Efficiency Base Case Improvement Improvement 1. Drilling days average 13.5 10.8 8.1 Other days average 5.0 4.0 3.0 Moving days average (several multi-well pads) 1.5 1.2 0.9 Total rig days per well 20.0 16.0 12.0 Efficiency (Reduced Well Cycle Time) - 20% 40% 2. Drilling contractor dayrate $15,000 $20,000 $25,000 Operator’s other intangible $35,000 $35,000 $35,000 cost per day estimate Total daily cost estimate $50,000 $55,000 $60,000 Total cost per well (daily services) $1,000,000 $880,000 $720,000 3. Total well savings for customer – per well $120,000 $280,000 (12% Savings) (28% Savings) per year $2.74 MM $8.52 MM 4. Incremental number of wells per rig per year 4.6 wells 12.2 wells The Value Proposition: The Power of Efficiency

Ten-Year Relative Shareholder Return Source: Thomson Reuters as of June 19, 2015.

Land Drilling Market Valuations Source: Thomson Reuters as of June 19, 2015.

Return on Equity Superior ROIC and ROE * Excludes gains from the sale of investment securities and abandonment (non-cash) charges in 4QFY14 and 2QFY15. ** The corresponding ROE values for the selected companies exclude certain extraordinary, non-recurring charges.

Current Dividend Yields Source: Thomson Reuters. Yields calculated as of market close on June 19, 2015.

Oil and Natural Gas Prices Source: Energy Information Administration and Thomson Reuters. Oil Prices Natural Gas Prices

Oil vs. Natural Gas Directed Rig Count

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